AT&T Latin America

Company Review

January 2001

Patricio Northland
Chairman and CEO

AT&T Latin America

Safe Harbor Statement

The following presentation includes "forward-looking statements" which are based on management's beliefs as well as on a number of assumptions concerning future events made by and information currently available to management. The statements involve known and unknown risks and uncertainties that may cause AT&T Latin America's actual results or outcomes to materially differ from such statements. The risks and uncertainties include but are not limited to economic, competitive, governmental and technological factors, such as the company's ability to raise capital, its ability to react to competitive and technological changes, and changes in economic conditions or the legal or regulatory environment in countries where it operates and other risks and uncertainties described in the company's filings with the Securities and Exchange Commission, including the company's Registration Statement on Form S-4, which the audience is urged to read carefully in assessing the forward-looking statements contained in this presentation. These statements are made as of the date of this presentation, and AT&T Latin America undertakes no obligation to update or revise them, whether as a result of new information, future events or otherwise.

Agenda

Company overview

Market opportunity

Business strategy

3Q00 financial and operating highlights

Our mission



"To be the leading next generation facilities-based provider of integrated high-bandwidth communications services to businesses in key Latin American markets".

Who is AT&T Latin America?


Public Float
34% economic
5% voting
AT&T
58% economic
94% voting
Other Partners
8% economic (a)
1% voting
AT&T
Latin America
100 %
AT&T Argentina
100 %
AT&T Brazil
100 %
AT&T Chile
95 % (b)
AT&T Colombia
100 %
AT&T Peru

(a) Local partners include an affiliate of Promon in Brazil and former Keytech LD shareholders.
(b) Approximately 5% of AT&T Colombia is owned by TELECOM, Colombia's state-owned long distance provider.

Board of Directors

Patricio Northland	CEO, AT&T Latin America
John Petrillo	EVP, Corporate Strategy & Business Development, AT&T
John Haigh	President, AT&T International Ventures
Edward Dwyer	Treasurer, AT&T
Timothy Murray	SVP, Business Operations, AT&T
Gary Weis	SVP, AT&T Business Services, Global Operations and CEO, Concert
Gary Ames	Former CEO – MediaOne International
David Kleinman	Professor – University of Chicago
Jorge Montoya	President Global Food & Beverage and President Latin America - Procter & Gamble

Our business model


A S P
A S P
Suppliers / Distributors
Data Center / Web Hosting
E-commerce Enabler
Linking Branches
Business Customers on Wired Buildings
www: Internet
Secured High Speed IP Network
Voice DLD/ILD
Voice IP - Local
Worldwide secured Connectivity
Concert - AGNS
Bundled Services
"Golden Plug"
Dial Platform
Remote Corporate LAN-IP

Our customer base

- Almost 2,900 data and Internet customers, up over 100% YoY
- More than 25,000 voice customers
- 470 MNC accounts already on the network, up over 100% YTD
- 20 out of the 50 top US/European-based MNCs are AT&T Latin America's customers today



Agenda

Company overview

Market opportunity

Business strategy

3Q00 financial and operating highlights

Competition and regulatory evolution


Stage I
1990
Stage II
Today
The future...
GTE
Telefonica
TELECOM
AT&T
BELLSOUTH
COMSAT
Sprint
France Telecom
MetroRED
MCI WORLDCOM
TELECOM
other
Government Monopoly
Privatization
Liberalization

- ATTL estimates that business users represent approximately 60% of Latin America's total telecom market
- Incumbent operators are unable to compete effectively due to inadequate legacy systems, social mandates and a controlled competitive environment
- In the past decade, global players have directly invested over $15 billion throughout the region, encouraged by the high potential demand as measured by significantly low penetration rates.

Market potential

	Current Market Size	2007E Market Size	00-07E CAGR Growth
e-Business Services	$0.3 Bn	$3.7 Bn	43.0%
Data/Internet	$4.1 Bn	$10.7 Bn	14.6%
Network Services	$0.8 Bn	$2.1 Bn	13.9%
Local Voice	$5.7 Bn	$8.7 Bn	6.1%
LD Voice	$12.0 Bn	$13.5 Bn	1.7%
Total	$22.9 Bn	$38.7 Bn	7.7%

Market = Argentina, Brazil, Chile, Colombia, Peru
Source: Yankee Group, Pyramid Research, ATTL estimates

Agenda

Company overview

Market opportunity

Business strategy

3Q00 financial and operating highlights

Business strategy & strengths

- Leverage AT&T sponsorship
- Focus on business customers in major Latin American metropolitan areas
- Pursue rapid growth through our **<u>own</u>** network construction and leased facilities as well as selective strategic acquisitions and alliances
- Offer a broad portfolio of advanced business communications services
- Provide consistent and superior service levels through a customer-oriented organization
- Experienced and entrepreneurial management


Managed Network
Data Network
Internet
Remote Access

Operating in major Latam countries

AT&T Argentina

- Recently operating upon full market liberalization in Nov 2000
- Data/Internet market to grow 22% CAGR* until 2007

AT&T Brazil

- Launched operations on December 1998
- 728 Data/Internet customers as of 3Q00
- Data/VAS market already liberalized.
- Switched voice market deregulation in January 2002
- Fast growing data market, 13% CAGR* until 2007

AT&T Chile

- 931 Data/Internet customers as of 3Q00
- High voice market penetration (22.7%) but nascent and growing data market (12% CAGR* until 2007)

AT&T Colombia

- 305 Data/Internet customers as of 3Q00
- Low penetration: 18.4% for voice and 1.6% for Internet
- Data market to grow in excess of 16% CAGR* until 2007

AT&T Peru

- 884 Data/Internet customers and 22,396 long distance customers as of 3Q00
- Highly under-penetrated market: 6.7% for voice and 0.2% for Internet
- Data market expected to grow 20% CAGR* until 2007

* Source: IDC, Pyramid Research and Dataquest 1999-2000 reports

Our network strategy

- Leverage multi-service packet network with voice as integrated add-on service
- Accelerate build-out to maintain first mover advantage
- Selectively build Latin America's most attractive business districts
- Take advantage of price erosion to expand long haul capacity
- Rapidly build data center infrastructure
- Leverage technology vendors relationship
- Potential capacity swaps (with multi fiber build)
- Increase on-net traffic by aggregating traffic at NAPs
- Concert connectivity and AT&T Laboratories certification

Customer-focused organization

Sell

- Global Accounts/MNC's Reps
- Business Markets Reps
- Presale Technical Managers
- Vertical Industry Specialists

Implement

- Customer Care Managers
- Technical Support Mgrs

Retain

- Field Support Reps


ID Opportunity
Qualify
Propose
Close
Contract
Data Gathering
Order Place-ment
Project Manage-ment
Bill Review
Retain
Up-sell

Objectives:

- Maximize customer loyalty and market expansion
- Utilize technology to increase efficiencies and drive the behavior of our customers and provide state-of-art customer care
- To preserve and improve the AT&T brand reputation in Latin America

Agenda

Pro Forma Income Statement

AT&T Latin America Corp.
Condensed Consolidated Pro Forma Statements of Operations Highlights
(Unaudited and Preliminary)
(In thousands of US dollars)

	Nine Months Ended September 30,		Three Months Ended September 30,	
	2000	1999	2000	1999
Voice services	$ 24,318	$ 17,638	$ 9,197	$ 5,597
Data/Internet services	36,633	10,271	14,865	3,956
Total Revenues	60,951	27,909	24,062	9,553
Operating Expenses:				
Cost of revenues	46,478	18,421	21,768	5,373
Selling, general and administrative	64,250	27,467	27,209	8,989
EBITDA	$ (49,777)	$ (17,979)	$ (24,915)	$ (4,809)

AT&T Latin America Corp.
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands of US dollars)

Pro Forma Balance Sheet

	9/30/00	12/31/99
Total current assets	$ 72,924	$ 54,814
Property, plant and equipment, net	235,745	68,269
Goodwill and other intangible assets, net	860,932	261,345
Total assets	1,169,601	384,428
Total current liabilities	97,165	8,627
Vendor financing, less current portion	8,177	-
Other long term debt	24,245	2,007
Total liabilities	129,587	10,634
Minority interest	2,742	-
Redeemable preferred stock	177,107	-
Stockholders' equity	860,165	373,794
Total liabilities and stockholders' equity	$ 1,169,601	$ 384,428

Selected operating statistics

As of September 30, 2000

	Argentina	Brazil	Chile	Colombia	Peru	Corporate	Total
Metropolitan route kilometers	18	598	396	988	1,460	0	3,460
Domestic route kilometers	0	0	0	1,225	0	0	1,225
Total route kilometers	18	598	396	2,213	1,460	0	4,685
Total fiber kilometers	216	39,611	7,284	27,110	34,777	0	108,998
Buildings connected	0	727	384	1,030	1,289	0	3,430
Ports activated	24	5,444	1,311	2,484	1,193	0	10,456
Dedicated data and Internet customers	17	728	931	305	884	0	2,865
Employees	130	384	329	216	360	44	1,463

Capital Expenditures by Quarter


US$ millions
$45
$40
$35
$30
$25
$20
$15
$10
$5
1Q00
2Q00
3Q00
Corporate
Peru
Colombia
Chile
Brazil
Argentina

Conclusions

- Focus on the fastest growing telecom industry segment
- First mover advantage
- Next generation end-to-end network
- Internal growth and selective acquisitions
- Integrated portfolio of data-centric services
- Focus on customer care system
- AT&T relationship
- Experienced and entrepreneurial management team
- Business plan built for growth

Contacts

AT&T Latin America
Investor Relations

Nancy Anderson
(305) 459-6424

www.attla.com